Intangible Assets	6 Months Ended
Jun. 30, 2023
Intangible Assets [Abstract]
Intangible assets
6.	Intangible assets

The Company’s intangible assets with definite useful lives primarily consisted of licensed software, which are for support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	As of June 30, 2023	As of December 31, 2022
	In thousands of USD
Software	$11,820	$11,689
Less: accumulated amortization	(7,944)	(7,167)
Intangible assets, net	$3,876	$4,522

Amortization expense recognized in cost of revenues for the six months ended June 30, 2023 and 2022 amounted to approximately $1.08 million and $0.57 million , respectively. The weighted average amortization period for licensed software is approximately 4.79 and 5.28 years as of June 30, 2023 and December 31, 2022.

The Company has no pledged intangible assets as of June 30, 2023 and December 31, 2022 to secure general banking facilities.

The Company did not recognize any impairment loss on intangible assets for the six months ended June 30, 2023 and year ended December 31, 2022.

The future amortization expense of the intangible assets for the twelve months ending June 30 of the following years is expected as follows:

Twelve months ending June 30,	Amortization expenses
In thousands of USD
2024	$1,697
2025	856
2026	768
2027	555
2028	-
Total	$3,876